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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1999 appearing on page 50 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended January 3, 1999.




                                        /s/ PricewaterhouseCoopers LLP

San Jose, California
June 3, 1999